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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

IMH ASSETS CORP. (as depositor under an Indenture, dated as of January 28, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-1)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

            CALIFORNIA                 333-117817                33-0705301
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

      1401 Dove Street
   Newport Beach, California
    (Address of Principal                                            92660
      Executive Offices)                                          (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

      On January 28, 2005, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2005-1 (the "Bonds"), were issued pursuant to an indenture, dated as of January 28, 2005 (the "Agreement"), between Impac CMB Trust Series 2005-1, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee"). On January 28, 2005, a single series of certificates, entitled IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series 2005-1 (the "Grantor Trust Certificates" and together with the Bonds, the "Securities"), were issued pursuant to a grantor trust agreement, dated as of January 28, 2005 (the "Grantor Trust Agreement" and together with the Indenture, the "Agreement"), between IMH Assets Corp. (the "Depositor"), and Deutsche Bank National Trust Company, as Grantor Trustee.

Item 8.01 Other Events.

Description of the Mortgage Pool

      The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family, fixed and adjustable-rate first liens mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an initial aggregate principal balance of approximately $1,250,002,952.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date, with respect to the Mortgage Loans.

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Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

 Exhibit No.       Description
 -----------       -----------

    99.1 Characteristics of the Mortgage Pool as of the Cut-off Date, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2005-1, and IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series 2005-1.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           By:  /s/ Richard J. Johnson
                                           -------------------------------
                                           Name: Richard J. Johnson
                                           Title: Chief Financial Officer

Dated: February 14, 2005

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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

99.1 Characteristics of the Mortgage Pool as of the Cut-off Date, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2005-1, and IMH Assets Corp., Collateralized Asset-Backed Grantor Trust Certificates, Series 2005-1.